Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Managers CenterSquare Real Estate Fund

Supplement dated February 1, 2021 to the

Statutory Prospectus and Statement of Additional Information, each dated May 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Managers CenterSquare Real Estate Fund, a series of AMG Funds I (the “Fund”), contained in the Fund’s Statutory Prospectus and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, the address of each of AMG Funds I, AMG Funds LLC, the investment manager of the Fund, and AMG Distributors, Inc., the distributor of the Fund, has changed to One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901. Accordingly, all references to the address of AMG Funds I, AMG Funds LLC and AMG Distributors, Inc. in the Statutory Prospectus and SAI are hereby revised to refer to One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE